UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report:  March 25, 2004
        (Date of Earliest Event Reported:  March 24, 2004)




                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600




Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On March 24, 2004, we announced that we closed the previously announced sale of El Paso Oil & Gas Canada, Inc. to BG Group for approximately $352 million in cash. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

     We also announced that we have received all subsequent waivers relating to our Revolving Credit Facility and other financing transactions that are required to address potential issues related to our recently announced reserve revisions.

Item 7. Financial Statements and Exhibits
        ---------------------------------
          (c)  Exhibits.

                Exhibit
                 Number    Description
                 ------    -----------
                  99.A     Press Release dated March 24, 2004.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:/s/Jeffrey I. Beason
                                 --------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  March 25, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     ------       -----------
      99.A        Press Release dated March 24, 2004.